UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

Skins Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or jurisdiction of incorporation or organization)	000-51119 (Commission File Number)	20-4711789 (I.R.S. Employer Identification No.)

1 Newark Street
Suite 25A
Hoboken New Jersey  07030
 (Address of principal executive offices)

(201) 377-5502
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Skins, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 3.02  Unregistered Sales of Equity Securities

On June 1, 2009 the Company sold an 8% Convertible Debenture (the “Debenture”) to JED Management Corp. (“JED”) for $74,192. The Debenture matures on June 1, 2011.

The Company may prepay, at its sole discretion, any portion of the principal for 150% of the amount being prepaid plus any portion of the accrued interest. JED, at its sole discretion, may convert the principal plus accrued interest into shares of Common Stock at a price of (35%) of the lowest closing bid price, determined on the then current trading market for the Company’s Common Stock, for 10 trading days prior to conversion.

For a period of six months from June 1, 2009, respectively, JED shall be entitled to “piggyback” registration rights on registration statements being filed by the Company except if the registration statements are being filed for the purposes of “Pipe” transactions.

In the case of an Event of Default, as defined, the payment of principal and accrued interest shall be immediately due and payable if JED so elects.

The transaction closed on June 8, 2009.

In addition, in a private transaction. JED purchased and assumed $90,530.83 of our debt.

As to the Debenture, we claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

4.1	Forms of Debenture, dated June 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 12, 2009

Skins Inc.

By:	/s/ Mark Klein
Mark Klein
President and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)